S000077855 [Member] Annual Fund Operating Expenses - Nuveen Securitized Credit Managed Accounts Portfolio - Common Shares	Jul. 31, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.00%	[1]
Other Expenses (as a percentage of Assets):	0.41%
Expenses (as a percentage of Assets)	0.41%
Fee Waiver or Reimbursement	(0.41%)	[2]
Net Expenses (as a percentage of Assets)	0.00%

[1]	The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
[2]	The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.